FF

                                      FAM
                                   VALUE FUND
                               EQUITY INCOME FUND
                                 ANNUAL REPORT
                               December 31, 2002
                                  100% No-Load
                                     Funds


                                   FAM FUNDS
                                  P.O. Box 399
                              Cobleskill, NY 12043
                                 (800) 932-3271
                                www.famfunds.com

                                    FAM FUNDS

Dear Fellow FAM Funds Shareholders:

REFLECTIONS ON 2002
     2002 proved to be one of the most difficult years for investors in recent history and added a third consecutive year to what has become the worst bear market since the crash of 1929. Due to our focus on the appreciation AND PRESERVATION of capital, we at FAM Funds have been spared most of the pain experienced by the overall market. I would be remiss, however, if I did not share with you our thoughts on the investment environment of 2002 and how it may impact investing in 2003 and beyond.

     2002 was characterized by uncertainty. Corporate scandals, a gloomy economy, political unrest throughout the world and the continuing war on terrorism all combined to create a mood of disillusionment for the investing public. We still maintain that the market's steep decline is primarily a lingering effect of the excess capacity brought about by the exuberance of the late 1990's, and, there is no doubt that the investment climate has suffered from these events.

     Investor skepticism and distrust ran high in 2002. Corporate misbehavior, fueled by management greed, was only the beginning for this scandal-ridden year. Accounting firms came under fire for conflicts of interest and in the tragic case of Arthur Andersen, the allegiance of senior audit partners to management at Enron led to the demise of this once highly respected accounting firm. Wall Street analysts were not immune to the greed-flu. A few have been found guilty of exaggerating earnings estimates to support their firm's more lucrative investment banking departments. This collection of misguided events has rightfully led investors to the troubling conclusion that no one is looking out for their interests.

PARTNERSHIPS WITH FAM SHAREHOLDERS
     At FAM Funds we have always looked at the investment environment a little differently than most investors. First and foremost, we have aligned our investment goals with yours. All of us at FAM Funds are invested alongside you in our two mutual funds. As some would say we eat our own cooking. Secondly, we have confidence in the four key concepts to our investment process - UNDERSTANDABLE COMPANIES, PRUDENT DEPLOYMENT OF CAPITAL, HONEST MANAGEMENT and our own business VALUATIONS, so we are not influenced by the fear and greed that can rock the stock market. Trust in the investment process is a result of our unwavering commitment to a rigorous, thoughtful, disciplined approach to the investment decision.

     Our investment approach depends on the analysis of individual companies. Too often, the investing public is influenced by tips or knee-jerk reactions to price movements. "The stock is going up - it must be a good investment!" or "The price has just gone down - time to sell!" Why do so many investors spend more time researching the purchase of a home or automobile than investigating the merits of a stock investment? We do not know the answer. We can only surmise that most people spend more time on things they understand and less on those that they do not.

FAM'S KEY INVESTMENT CONCEPTS
     Which leads me to our first concept: before any determination can be made about the value of an investment, it must be UNDERSTANDABLE. Without an understanding of the specific business economics and the competitive environment surrounding a company, we could never make a judgment about the future prospects of that company.

     We also look for sound companies that DEPLOY CAPITAL PRUDENTLY. Debt-laden companies are always at the mercy of their bankers when economic times become difficult. (One need only look at WorldCom's balance sheet to understand one reason for its downfall). On the other hand, companies that generate free cash flow afford management the opportunity to allocate capital for plant and equipment, to make advantageous acquisitions, repurchase stock and /or declare dividends for shareholders.

                                    FAM FUNDS


     The degree OF HONESTY AND INTEGRITY a management team displays, our third key concept, is unquestionably one of the most important ingredients for long-term investment success. We speak with management teams frequently and visit all of the companies we invest in, at least once a year. We look for managers who are knowledgeable, enthusiastic, and intelligent about their business. Most important, they must be forthright with us. Being humble and quick to share with us what could go wrong in the future gives us the ability to make more informed judgments about the long-term prospects for each company.

     Finally, VALUATION holds the key to success of any investment. Paying too high a price - no matter how successful the company - inevitably leads to mediocre investment results. We expend a lot of effort thinking about businesses and creating valuation models for every company in which we invest. It is our goal not to make too many mistakes; therefore, in the process it is best to be skeptical and cautious. One overly optimistic assumption can lead to fuzzy thinking and disappointing results. If we remain disciplined and wait to purchase companies at a discount from reasonable valuation, we minimize risk and set the stage for long-term investment success.

     It has been discouraging throughout 2002 to witness the self-indulgence of many corporate and Wall Street offenders. We believe, however, that the investment world of 2003 and beyond will take place on a more level playing field. Many management teams have begun to take active steps to provide a healthier environment for shareholder interests. Further, we believe that eventually there will be more transparency in accounting practices and clearer management accountability. We are happy to report that most of the management teams represented by our investments have already adopted many of the "best practices" being considered. We find exemplary leadership in Jack Byrne at White Mountains, in Steve and Tony Markel at Markel, in Dennis Williams at Idex, in Buzz Waterhouse at Reynolds and Reynolds, and of course, in Warren Buffett at Berkshire Hathaway - to name a few.

     Just what 2003 will bring our way is unknown. Nevertheless, we continue to discover corporate managers who focus on improving shareholder value regardless of the investment environment. Many have reduced costs, improved margins, introduced productivity enhancements and utilized cash flow to pay down debt and buy back stock. These efforts have strengthened their competitive position and should lead to increasing rates of profitability in the future. Stock prices will eventually reflect these improvements.

     I would like to take this opportunity to give credit where credit is due. Much, if not most, of our investment success is due to the diligence of our investment research team: John Fox, Paul Hogan and Eric Elbell have done an outstanding job. I encourage you to take a moment to review the Value Fund and Equity-Income Fund letters.

     Thank you for your continued loyalty to our firm. I promise that we will remain focused on our commitment to provide you with financial peace of mind.

     We wish you a happy and healthy New Year!


     Sincerely,


     /s/ Thomas O. Putnam
     --------------------
     Thomas O. Putnam
     Chairman

     RESEARCH TEAM
     John Fox, CFA
     Paul Hogan, CFA
     Eric Elbell, CFA

                                 FAM VALUE FUND

Dear Fellow FAM Value Fund Shareholders:

     For the year 2002, the FAM Value Fund was down 5.3%. By comparison, the S&P 500 index ended the year down 22.1% and the Russell 2000 index was down 20.5%.

2002 IN REVIEW
     After experiencing exhilarating stock market gains in the late 1990's, 2002 provided investors in the general market with their third consecutive year of losses. Wall Street itself came under attack and the large brokerage firms are paying fines measured in hundreds of millions of dollars. The disclosure of massive fraud at former company darlings WorldCom, Enron and others moved Congress to pass legislation requiring corporate executives to certify financial statements under penalty of jail time. There is a pervading distrust of Wall Street, the stock market, and corporate executives. As a result, investors are now turning their backs on the stock market. The prevailing sentiment is that the market is rigged and investing in stocks is too risky. We disagree; we believe that owning a carefully selected, reasonably priced group of companies is the surest path to long-term creation of wealth.
     Let us share some historical perspective. After the stock market crash of 1929, the president of the New York Stock Exchange went to jail. The CEO of one of the largest banks in New York City was quietly selling his stock as he publicly told people to hold on to theirs. In the aftermath of the Roaring 20's and the Crash of 1929, Congress created the Securities Exchange Commission (SEC) to curb abuses on Wall Street. In the 1960's, the hot investment sectors were airlines, television, and any company ending in "tronics." The great growth stocks - IBM, Polaroid, and Xerox - were the heroes of the day. After it all came crashing down in the 1970's, a well respected investor, Roger Babson, articulated the ills of the previous bull market. His list included loose accounting, greedy brokers, poor research, excess debt, and greedy executives. Sound familiar?
     The point is that the events of the last three years are not unique. The decline of former high flying stocks and stories of greedy behavior are the natural consequence of an overly exuberant bull market coming undone.
     A second reason that investor distrust of stock investments is misguided is that there are many successful companies managed by honest and capable people. While the headlines are filled with bankruptcy and scandal, there are relatively few guilty parties. The plane crash makes the news, not the 14,000 planes that land safely every day. We own many companies that are managed by honest people who achieve excellent results. The list includes management teams at Brown & Brown, White Mountains, Reynolds & Reynolds, Ethan Allen, Protective Life, and Whole Foods Markets. We could go on. As Tom Putnam outlined in his letter, we try to own the right companies by following these four principles:

     1. Own a good business that is understandable and has some competitive edge.
     2. Own a company with good financial results. (Some of the things that we look for are growth in sales and earnings, high returns on capital, low debt, and cash profits.)
     3. Find management teams that are both honest and highly capable. 4. Value the business and pay a price below this value.

     These principles have served us well. Not only do they guide us to successful companies, they steer us away from companies at risk.

PERFORMANCE DETAIL
     We categorize holdings in the FAM Value Fund portfolio into three broad groups; property and casualty insurance, cyclical companies, and steady performers.

                                 FAM VALUE FUND

INSURANCE
     Our insurance investments did very well with an average return of almost 6%. For many years this industry has been plagued by too much competition and chronic price cutting. However, in 2001 these trends began to change. Several insurance companies went bankrupt and the industry began to increase premium rates. These trends kicked into high gear after the September 11 terrorist attacks when insurance companies experienced investment losses and even more companies shut their doors. Today we see further pressure on companies to increase premium rates, which we believe will be very positive for insurance company profits.
     One company already benefiting from this trend is Markel Insurance, which was up over 14% last year. Markel insures hard to place risks such as karate studios, children's summer camps and race horses. By focusing on specialized niches the company has less competition than in mainstream markets such as home or auto insurance. We also like management's approach to compensation. The salaries for top executives are far below the industry average. In addition, upper management does not receive a bonus unless the company has grown book value by at least 15% over the last five years. Finally, company leaders have significant stock ownership in the company, not through options, but through owning shares. The executives at Markel are outstanding examples of the capable and honest management teams that can still be found in corporate America.
     Also in the insurance group is insurance agency Brown & Brown, up 19% for the year. This is the third year in a row that we have mentioned Brown & Brown as one of our best performers. We feel this is an exceptional company and it remains one of our top five holdings.

STEADY PERFORMERS
     This group is comprised of companies across several sectors which continue to perform well despite a weak economy. Included are companies in the retail, media, publishing and banking industries. Four out of our five banks, for example, posted positive returns in 2002. In a year that has seen a lot of negative press about large banks and their roles in the recent scandals at Enron, WorldCom and other heavily leveraged companies, we are happy to report that none of our banks have been involved with this type of transaction. We focus instead on community banks that lend to businesses and consumers in their own backyards and those that have steered around capital losses due to credit problems. A good representative is North Fork Bancorporation, which was up 8.5% last year. Headquartered on Long Island, the bank is a major factor in this community and continues to expand into Manhattan. Over the last five years the North Fork Bancorporation has grown its earnings per share by 13% per year. The return on equity is in excess of 25%, which ranks as one of the best in business.

CYCLICAL COMPANIES
     Companies that are tied to the economy form our third group. As would be expected, these companies are reporting weak results in the current difficult environment. The industries that fall into this category include industrials, technology, and construction materials. While the consumer seems to be spending money, corporate America has pulled in the reins on capital spending. This means there is less demand for products such as computers, machinery, and office buildings. Eventually, this spending freeze will thaw and demand will pick up for cyclical companies.

                                 FAM VALUE FUND

     One representative from this group is Martin Marietta Materials, which was down 33% in 2002. This company is in the construction materials business, which has suffered in line with the economic slowdown. Construction material is a fancy name for crushed rocks. Crushed rock is used in many building projects including new houses, office buildings, and highways. With low demand for new projects, the current results are weak. However, we think this is a wonderful business that will rebound nicely once the economy strengthens. To manufacture crushed rock you need to own a gravel pit. There are a limited number of sites in the country and it is very difficult to obtain a permit to dig a new quarry. This provides an advantage to the existing companies such as Martin Marietta. In addition, since rocks are heavy and therefore costly to transport, the company with the quarry closest to the construction site has an advantage over all the competition. Since Martin Marietta is one of the largest companies in the industry, with numerous rock quarries in good locations, they are well positioned to benefit from an improvement in building demand.

     This letter began with a recitation of performance returns for the FAM Value Fund and the two indices to which we are most often compared; the S&P 500 and the Russell 2000. It is important, however, to keep our own performance goals in clear sight - an annualized average return of 12%-15% over 6 years. As of December 31, 2002 our one-, three-, five- and ten-year returns are -5.3%, 9.10%, 5.58% and 10.03%, respectively: The graph below represents our progress toward this target.

                       [GRAPH OMITTED - NEED PLOT POINTS]

$100,000 $90,000 $80,000 $70,000 $60,000 $50,000 $40,000 $30,000 $20,000
$10,000 $0

FAM Value Fund $60,434
12% Annualized $61,304
15% Annualized $93,576

1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002


     We consider it a privilege to be able to work for the trust of our shareholders. Thank you for your continued confidence.

Sincerely,

/s/ Thomas O. Putnam                            /s/ John D. Fox
-----------------------                         ---------------
Thomas O. Putnam
Chairman, FAM Funds                             Co-manager
Co-manager, Value Fund                          Value Fund

                                 FAM VALUE FUND

                              PERFORMANCE SUMMARY

     Annual Total Investment Returns: January 2, 1987 to December 31, 2002
--------------------------------------------------------------------------------
                     FAM Value Fund      Russell 2000 Index     S&P 500 Index
Fiscal Year           Total Return        Total Return          Total Return
--------------------------------------------------------------------------------
1987                    -17.2%             - 8.8%                   5.3%
1988                     35.5%              24.9%                  16.6%
1989                     20.3%              16.2%                  31.7%
1990                    - 5.4%             -19.5%                 - 3.1%
1991                     47.6%              46.1%                  30.5%
1992                     25.1%              18.4%                   7.6%
1993                      0.2%              18.9%                  10.1%
1994                      6.8%             - 1.8%                   1.3%
1995                     19.7%              28.4%                  37.5%
1996                     11.2%              16.5%                  22.9%
1997                     39.1%              22.4%                  33.4%
1998                      6.2%              -2.6%                  28.6%
1999                     -4.8%              21.3%                  21.0%
2000                     19.2%              -3.0%                  -9.1%
2001                     15.1%               2.5%                 -11.9%
2002                     -5.3%             -20.5%                 -22.1%



               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
          IN FAM VALUE FUND, THE S&P 500, AND THE RUSSELL 2000 INDEX.

                       [GRAPH OMITTED - NEED PLOT POINTS]

$100  $90  $80 $70 $60 $50 $40 $30 $20  $10 $0
FAM VALUE FUND
S&P 500
RUSSELL 2000
(IN THOUSANDS)
1987 1988 1989 1990 1991 1992  1993 1994 1995 1996 1997 1998 1999 2000 2001 2002

Graph shows the comparison of a $10,000 investment in FAM Value Fund and the S&P 500 and Russell 2000 Index from January 2, 1987 through December 31, 2002.

Past performance is not indicative of future results. Investment return and principal value fluctuate; the value of your investment upon redemption may be more than the initial amount or less invested. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of fund shares.

                                 FAM VALUE FUND

--------------------------------------------------------------------------------
                                PORTFOLIO PROFILE
                             As of December 31, 2002
--------------------------------------------------------------------------------

                                TOP TEN HOLDINGS
                             (% OF TOTAL NET ASSETS)

White Mountains Ins.        6.9%       New England Business Services        3.5%
Brown & Brown               6.5%       Berkshire Hathaway                   3.3%
Kaydon Corporation          4.2%       Martin Marietta Materials            3.2%
Allied Capital Corporation  3.8%       Vulcan Materials                     3.1%
Reynolds & Reynolds         3.7%       Protective Life Corporation          2.9%



                          FAM    RUSSELL S&P
COMPARATIVE VALUATIONS   VALUE   2000    500
-----------------------------------------------
Number of Stocks         45      2000    500
Median Market Cap        $2.0B   $395M   $6.7B
Price/Earnings Ratio     18.9    21.8    19.4
Price/Book Ratio         2.1     2.7     2.6
Earnings Growth Rate*    4.0%    9.6%    13.2%
Turnover Rate            17.5%   N/A     N/A

                        FAM   S&P
VOLATILITY MEASURES     VALUE 500
-----------------------------------
R-Squared               38    100
Beta                    0.49  1.00
-----------------------------------


FAM VALUE FUND
COMPOSITION OF NET ASSETS
--------------------------------------
Property & Casualty Ins.         13.1%
Banking                           9.5%
Machinery & Equipment             9.0%
Cash/Short-Term Obligations       8.3%
Insurance Agency                  6.5%
Construction Materials            6.3%
Electronic Equipment              4.0%
Registered Investment Companies   3.8%
Computer Software                 3.7%
Commercial Products               3.5%
Retail Stores                     3.1%
--------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2002
-----------------------------------------------
                        1 Year  5 Year  10 Year
-----------------------------------------------
FAM Value Fund          -5.3%   5.6%    10.0%
Russell 2000            -20.5%  -1.4%   7.2%
S&P 500                 -22.1%  -0.6%   9.3%


TOTAL RETURN
10 YEARS ENDED DECEMBER 31, 2002
-------------------------------------------------------
                  Compounded      Final Value of
                   Annual          a $10,000
                 Growth Rate     Initial Investment
-------------------------------------------------------
FAM Value Fund      10.0%           $25,937
Russell 2000        7.2%            $20,042
S&P 500             9.3%            $24,333


FOR AN EXPLANATION OF THE TERMS USED IN THE ABOVE TABLES, PLEASE SEE PAGE 38.

*5 Years

                                 FAM VALUE FUND

                            STATEMENT OF INVESTMENTS
                                December 31, 2002


                                                                   SHARES        VALUE
                                                                  -------    -----------
   COMMON STOCKS (92.5%)

   BANKING (9.6%)
   Banknorth Group, Inc. . . . . . . . . . . . . . . . . . . . .  410,507    $ 9,277,458
   - MULTI-BANK HOLDING COMPANY IN PORTLAND, ME
   M&T Bank Corporation . . . . . . . . . . . . . . . . . . . .   143,000     11,347,050
   - BANK HOLDING COMPANY LOCATED IN BUFFALO, NY
   North Fork Bancorporation . . . . . . . . . . . . . . . . . .  245,950      8,298,353
   - A BANK HOLDING COMPANY LOCATED ON LONG ISLAND, NY
   SouthTrust Corporation . . . . . . . . . . . . . . . . . . . . 426,000     10,586,100
   - BANK HOLDING COMPANY HEADQUARTERED IN ALABAMA
   TrustCo Bank Corp NY . . . . . . . . . . . . . . . . . . . . . 493,972      5,325,018
                                                                             -----------
   - OPERATES 54 BANK OFFICES IN UPSTATE NEW YORK                             44,833,979
                                                                             -----------
   COMMERCIAL PRODUCTS (3.5%)
+  New England Business Services, Inc. . . . . . . . . . . . . .  675,025     16,470,610
                                                                             -----------
   - LEADING SUPPLIER OF BUSINESS FORMS/PRINTED
     PRODUCTS TO SMALL BUSINESSES IN U.S.

   COMPUTER SOFTWARE & SERVICES (3.7%)
   Reynolds & Reynolds . . . . . . . . . . . . . . . . . . . . .  675,400     17,202,438
                                                                             -----------
   - SOFTWARE FOR AUTOMOTIVE DEALERS AND BUSINESS FORMS

   CONSTRUCTION MATERIALS (6.4%)
   Martin Marietta Materials . . . . . . . . . . . . . . . . . .  488,443     14,975,662
   - PRODUCES AGGREGATES FOR THE CONSTRUCTION INDUSTRY
   Vulcan Materials Company . . . . . . . . . . . . . . . . . . . 392,665     14,724,938
                                                                             -----------
   - PRODUCES, DISTRIBUTES AND SELLS CONSTRUCTION
     MATERIALS AND INDUSTRIAL AND SPECIALTY CHEMICALS                         29,700,600
                                                                             -----------

   CONSUMER PRODUCTS (1.2%)
*  CSS Industries, Inc. . . . . . . . . . . . . . . . . . . . . . 168,050      5,562,455
                                                                             -----------
   - GIFTWARE, BOWS, HALLOWEEN AND EASTER NOVELTY PRODUCTS

   CONSUMER SERVICES (2.3%)
   H&R Block, Inc. . . . . . . . . . . . . . . . . . . . . . . .  10,000         402,000
   - LEADER IN INDIVIDUAL AND SMALL BUSINESS TAX
     PREPARATION
   ServiceMaster Company . . . . . . . . . . . . . . . . . . . .  924,225     10,258,898
                                                                             -----------
   - COMMERCIAL AND RESIDENTIAL SERVICE COMPANY                               10,660,898
                                                                             -----------

   ELECTRONIC COMPONENTS (1.3%)
   Littelfuse, Inc. . . . . . . . . . . . . . . . . . . . . . . . 346,400    $ 5,840,304
                                                                             -----------
   - MANUFACTURES FUSES AND CIRCUIT PROTECTION DEVICES


                       See Notes to Financial Statements.

                                 FAM VALUE FUND


                       STATEMENT OF INVESTMENTS (CONT'D)
                                December 31, 2002
                                                                                  SHARES       VALUE
                                                                                 -------    -----------
   ELECTRICAL EQUIPMENT (4.0%)
 * American Power Conversion . . . . . . . . . . . . . . . . . . . . . .  . . .  459,055    $ 6,954,683
   - MANUFACTURES POWER PROTECTION EQUIPMENT FOR COMPUTERS
   Cognex Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   82,050      1,512,182
   - DESIGNS AND MANUFACTURES MACHINE VISION PRODUCTS
   Zebra Technologies Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .  179,890     10,307,697
                                                                                            -----------
   - DESIGNS, MANUFACTURES AND SUPPORTS BAR CODE LABEL PRINTERS                              18,774,562
                                                                                            -----------
   HEALTH CARE EQUIPMENT/DEVICES (2.6%)
 * CONMED Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  609,998     11,949,861
                                                                                            -----------
   - ORTHOPEDIC, ELECTROSURGICAL AND DISPOSABLE MEDICAL PRODUCTS

   HEALTH CARE SERVICES (0.9%)
   Renal Care Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  136,100      4,306,204
                                                                                            -----------
   - PROVIDES DIALYSIS SERVICES TO PATIENTS WITH CHRONIC KIDNEY FAILURE

   HOME FURNISHINGS (1.6%)
   Ethan Allen Interiors, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . 223,175      7,670,525
                                                                                            -----------
   - MANUFACTURES AND RETAILS HOME FURNISHINGS

   INSURANCE AGENCY (6.5%)
   Brown & Brown, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 939,848     30,375,887
                                                                                            -----------
   - ONE OF THE LARGEST INDEPENDENT GENERAL INSURANCE AGENCIES IN THE U.S.

   INVESTMENT MANAGEMENT (0.9%)
   Waddell & Reed Financial, Inc. . . . . . . . . . . . . . . . . . . . . . . .  216,400      4,256,588
                                                                                            -----------
   - AN UNDERWRITER AND DISTRIBUTOR OF 36 MUTUAL FUND PORTFOLIOS

   LIFE INSURANCE (3.0%)
   Protective Life Corporation . . . . . . . . . . . . . . . . . . . . . . . . . 501,400     13,798,528
                                                                                            -----------
   - INDIVIDUAL AND GROUP LIFE/HEALTH INSURANCE AND GUARANTEED
     INVESTMENT CONTRACTS

   MACHINERY & EQUIPMENT (9.1%)
   IDEX Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  343,000     11,216,100
   - MANUFACTURES PROPRIETARY, HIGHLY ENGINEERED

   INDUSTRIAL PRODUCTS & PUMPS
   Franklin Electric . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10,000        480,100
   - OFFERS ELECTRIC SUBMERSIBLE WATER AND FUELING SYSTEMS MOTORS,
     FUELING SYSTEMS PRODUCTS & INDUSTRIAL MOTOR PRODUCTS AND
     ELECTRONIC CONTROLS
   Kaydon Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  927,000     19,661,670
   - CUSTOM-ENGINEERS PRODUCTS INCLUDING BEARINGS,
     FILTERS, AND PISTON RINGS

                       See Notes to Financial Statements.

                                 FAM VALUE FUND


                       STATEMENT OF INVESTMENTS (CONT'D)
                               December 31, 2002

                                                                                 SHARES        VALUE
                                                                                 -------    -----------
   MACHINERY & EQUIPMENT (CONTINUED)
 + MOCON, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 395,044    $ 2,800,467
   - MANUFACTURES PRECISION MEASUREMENT, PROCESS SENSING,
     AND CONTROL INSTRUMENTS/SYSTEMS
   Tennant Company . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 235,075      8,315,445
                                                                                            -----------
   - MANUFACTURES COMMERCIAL AND INSTITUTIONAL FLOOR
     MAINTENANCE EQUIPMENT AND PRODUCTS                                                      42,473,782
                                                                                            -----------

   MEDIA (1.0%)
   Meredith Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . .  110,450      4,540,600
                                                                                            -----------
   - MAGAZINE PUBLISHING & TV BROADCASTING

   PHARMACEUTICALS (2.3%)
 * Watson Pharmaceuticals . . . . . . . . . . . . . . . . . . . . . . . . . .    374,900     10,598,423
                                                                                            -----------
   - MANUFACTURES PROPRIETARY AND OFF-PATENT PHARMACEUTICAL PRODUCTS

   PROPERTY AND CASUALTY INSURANCE (13.2%)
 * Berkshire Hathaway Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .     215     15,641,250
   - HOLDING COMPANY FOR VARIOUS INSURANCE AND INDUSTRIAL COMPANIES
 * Markel Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   65,650     13,491,075
   - INSURANCE HOLDING COMPANY
   White Mountains Ins. Grp., Ltd. . . . . . . . . . . . . . . . . . . . . . . . 100,275     32,388,825
                                                                                            -----------
   - PERSONAL PROPERTY AND CASUALTY, AND REINSURANCE                                         61,521,150
                                                                                            -----------

   PUBLISHING (1.1%)
   John Wiley & Sons, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . 216,700      5,202,967
                                                                                            -----------
   - PUBLISHER OF PRINT AND ELECTRONIC PRODUCTS, SPECIALIZING IN SCIENTIFIC,
     TECHNICAL PROFESSIONAL AND MEDICAL BOOKS AND JOURNALS

   RECREATION AND ENTERTAINMENT (2.5%)
   International Speedway Corporation . . . . . . . . . . . . . . . . . . . . .  315,988     11,783,193
                                                                                            -----------
   - OWNS AND OPERATES AUTO RACING TRACKS INCLUDING DAYTONA

   REGISTERED INVESTMENT COMPANY (3.9%)
   Allied Capital Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  821,891     17,941,881
                                                                                            -----------
   - VENTURE CAPITAL CORPORATION FOR ENTREPRENEURS AND MANAGEMENT

   RESTAURANTS (2.7%)
 * YUM! Brands, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   516,800     12,516,896
                                                                                            -----------
   - QUICK SERVICE RESTAURANTS INCLUDING KFC, PIZZA HUT AND TACO BELL


                       See Notes to Financial Statements.

                                 FAM VALUE FUND

                        STATEMENT OF INVESTMENTS (CONT'D)
                                December 31, 2002

                                                                                 SHARES        VALUE
                                                                                 -------    -----------
   RETAIL APPAREL (2.3%)
   Jones Apparel Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . 306,000    $10,844,640
                                                                                            -----------
   - DESIGNS AND MARKETS APPAREL

   RETAIL STORES (3.2%)
   Cato Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   93,400      2,016,506
   - OPERATES WOMEN'S FASHION SPECIALTY STORES
   Ross Stores, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 155,000      6,570,450
   - CHAIN OF OFF-PRICE RETAIL APPAREL AND HOME ACCESSORIES STORES
   Whole Foods Market, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  116,950      6,166,774
                                                                                            -----------
   - NATIONAL GROCERY STORE SELLING ORGANIC AND NATURAL PRODUCTS                             14,753,730
                                                                                            -----------

   TELECOMMUNICATIONS AND CABLE EQUIPMENT (0.6%)
*  C-COR.net Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . 351,150      1,165,818
                                                                                            -----------
   - ELECTRONIC EQUIPMENT FOR CABLE AND BROADBAND DATA TRANSMISSION
     SYSTEMS
   Scientific-Atlanta, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  150,500      1,784,930
                                                                                            -----------
   - PROVIDES A WIDE RANGE OF PRODUCTS AND SERVICES
     FOR THE CABLE TELEVISION INDUSTRY                                                        2,950,748
                                                                                            -----------

   TELECOMMUNICATIONS SERVICES (3.0%)
   Commonwealth Telephone Enterprises, Inc. . . . . . . . . . . . . . . . . . .  318,250     11,406,080
   - PROVIDES TELEPHONY AND RELATED SERVICES IN
   PENNSYLVANIA
   MARKETS AS A RURAL LOCAL EXCHANGE CARRIER
   Hickory Tech Corp. . . . . . . . . . . . . . . . . . . . . . . . . .  . . . . 258,800      2,466,364
                                                                                            -----------
   - SMALL LOCAL TELEPHONE COMPANY IN MINNESOTA                                              13,872,444
                                                                                            -----------

   WHOLESALE DISTRIBUTION (0.1%)
   SCP Pool Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9,950        290,540
                                                                                            -----------
   - WHOLESALE DISTRIBUTOR OF SWIMMING POOL SUPPLIES

   TOTAL COMMON STOCKS (Cost $312,893,596) . . . . . . . . . . . . . . . . . . .           $430,694,433
                                                                                            -----------

   SHORT TERM OBLIGATIONS (7.5%)                                              PRINCIPAL
   U.S. Treasury Bills, 1.2%, with maturities to 2/6/03
   (Cost $34,970,298) . . . . . . . . . . . . . . . . . . . . . . . . . . .  $35,000,000     34,970,298
                                                                                            -----------

   TOTAL INVESTMENTS (COST $347,863,894) . . . . . . . . . . . . . . . . . . . .           $465,664,731
                                                                                            ===========
----------------------
* Non-income producing
+ See Note 6




                       See Notes to Financial Statements.

                                 FAM VALUE FUND

                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2002

ASSETS
Investment in securities at value
(Cost $347,863,894) ............................................................                          $ 465,664,731
Cash at interest ...............................................................                              4,438,352
Receivable for shares purchased ................................................                                 34,586
Dividends and interest receivable ..............................................                                364,080
Receivable for investment securities sold ......................................                                 24,657
                                                                                                           ------------
   Total Assets ................................................................                            470,526,406
                                                                                                           ------------

LIABILITIES
Payable for investment securities purchased ....................................                                 71,539
Payable for shares redeemed ....................................................                                620,464
Accrued management fees ........................................................                                403,443
Accrued shareholder accounting and administrative fees .........................                                 46,202
Accrued expenses ...............................................................                                107,687
                                                                                                           ------------
   Total Liabilities ...........................................................                              1,249,335
                                                                                                           ------------

NET ASSETS
Source of Net Assets:
 Net capital paid in on shares of beneficial interest ..........................    $351,478,870
 Undistributed net investment income ...........................................           2,161
 Accumulated net realized loss .................................................          (4,797)
 Net unrealized appreciation ...................................................     117,800,837
                                                                                    ------------
   Net Assets ..................................................................                           $ 469,277,071
                                                                                                           =============

Net asset value per share; 13,929,663 shares of
 beneficial interest outstanding (Note 3) ......................................                           $       33.69
                                                                                                           =============


                       See Notes to Financial Statements.

                                     - 12 -

                                 FAM VALUE FUND

                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 2002

INVESTMENT INCOME
  INCOME:
   Dividends ...........................................................................   $  6,825,615
   Interest ............................................................................      1,014,882
                                                                                           ------------
        Total Income ...................................................................      7,840,497
                                                                                           ------------
  EXPENSES:
   Investment advisory fee (Note 2) ....................................................      5,198,418
   Administrative fee (Note 2) .........................................................        259,920
   Shareholder servicing and related expenses (Note 2) .................................        302,154
   Printing and mailing ................................................................        152,742
   Professional fees ...................................................................        116,456
   Registration fees ...................................................................         45,718
   Custodial fees ......................................................................         65,396
   Trustees ............................................................................
   Other ...............................................................................
                                                                                           ------------
   Total Expenses ......................................................................      6,293,153
                                                                                           ------------
        Net Investment Income ..........................................................      1,547,344
                                                                                           ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments ....................................................      5,997,374
   Unrealized depreciation of investments ..............................................    (39,418,992)
                                                                                           ------------
        Net Loss on Investments ........................................................    (33,421,618)
                                                                                           ------------
NET DECREASE IN NET ASSETS FROM OPERATIONS .............................................   $(31,874,274)
                                                                                           ============



                       See Notes to Financial Statements.

                                 FAM VALUE FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 2002 and 2001


                                                                                    2002            2001
                                                                               ------------     ------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Net investment income .................................................     $  1,547,344     $  2,335,755
   Net realized gain on investments ......................................        5,997,374       17,236,024
   Unrealized appreciation (depreciation) of investments .................      (39,418,992)      40,063,159
                                                                               ------------     ------------
     Net Increase (Decrease) in Net Asset From Operations ................      (31,874,274)      59,634,938

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................................................       (1,545,183)      (2,329,662)
   Net realized gain on investments ......................................       (5,996,520)     (17,309,720)

TRANSACTIONS IN SHARES OF
   BENEFICIAL INTEREST (NOTE 3) ..........................................        7,275,714       94,473,359
                                                                               ------------     ------------
   Total Increase (Decrease) in Net Assets ...............................      (32,140,263)     134,468,915

NET ASSETS:
   Beginning of year .....................................................      501,417,334      366,948,419
                                                                               ------------     ------------
   End of year (including undistributed net investment
     income of $2,161 at December 31, 2002
     No undistributed net income at December 31, 2001) ...................     $469,277,071     $501,417,334
                                                                               ============     ============


                       See Notes to Financial Statements.

                                 FAM VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF ACCOUNTING POLICIES
        FAM Value Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to maximize long-term total return on capital. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

        a) VALUATION OF SECURITIES
           Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

        b) FEDERAL INCOME TAXES
           It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

        c) USE OF ESTIMATES
           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

        d) OTHER
           Securities transactions are recorded on trade date. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES
        Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Investment Advisory Contract requires the Advisor to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for the fiscal year exceed 2.00% of the average daily net assets. For the year ended December 31, 2002, the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceed 1.29% of the average daily net assets. No such reimbursement was required for the year ended December 31, 2002. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as shareholder servicing agent and receives a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent and receives a fee equal, on an annual basis, to .050% of the Fund's average daily net assets. Fenimore Securities, Inc., a company also under common control with the Advisor, acts as distributor of the Fund's shares.

                                 FAM VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

NOTE 3. SHARES OF BENEFICIAL INTEREST
        At December 31, 2002, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                                                                       YEARS ENDED DECEMBER 31, 2002  2001
                                                          ------------------------------------------------------------
                                                             SHARES          AMOUNT         SHARES          AMOUNT
                                                          ------------    ------------   ------------    ------------
          Shares sold ...................................    5,534,797    $ 200,798,895     5,013,386    $ 176,678,691
          Shares issued on reinvestment
           of dividends .................................      207,947        6,955,805       504,379       18,344,282
          Shares redeemed ...............................   (5,675,483)    (200,478,986)   (2,878,738)    (100,549,614)
                                                          ------------     ------------  ------------     ------------
          Net increase ..................................       67,261    $   7,275,714     2,639,027    $  94,473,359
                                                           ============    ============   ============    ============


NOTE 4. INVESTMENT TRANSACTIONS
        During the year ended December 31, 2002, purchases and sales of investment securities, other than short term obligations, were $107,167,085 and $79,575,152. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

NOTE 5. INCOME TAXES AND DISTRIBUTION TO SHAREHOLDERS
        The components of tax basis undistributed earnings at December 31, 2002 were as follows:

            Undistributed long term capital gain ...............................       $  855
                                                                                       ======
            Undistributed ordinary income ......................................       $2,161
                                                                                       ======
        The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

            Unrealized  appreciation ........................................... $140,042,843
            Unrealized depreciation ............................................  (22,242,006)
                                                                                 ------------
            Net unrealized appreciation ........................................ $117,800,837
                                                                                 ============

        The tax composition of dividends and distributions to shareholders for the years ended December 31, 2002 and 2001 were as follows:

                                                     2002               2001
                                                 -----------        -----------
             Ordinary income ..................  $ 1,545,183        $ 2,349,941
             Long-term  capital gain ..........    5,996,520         17,289,441
                                                 -----------        -----------
                                                 $ 7,541,703        $19,639,382
                                                 ===========        ===========

                                 FAM VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS

NOTE 6. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES
        Investments in portfolio companies, 5% or more of whose outstanding voting securities are held by the Fund, are defined in the Investment Company Act of 1940 as affiliated companies. A summary of the Fund's holdings in the securities of such issuers is set forth below.

                            Number of                                    Number of
                            Shares Held       Gross         Gross       Shares Held       Value        Dividend       Realized
        Name of Issuer     Dec. 31, 2001    Additions     Reductions    Dec. 31, 2002  Dec. 31, 2002    Income       Gains/Losses
        --------------     -------------  -------------  -------------  -------------  -------------  -------------  -------------
        MOCON, Inc.              395,844              0            800        395,044  $   2,800,467  $      94,907  $       5,857
        New England
         Business Service        634,225         40,800              0        675,025  $  16,470,610  $     540,020  $           0
                                                                                       -------------  -------------  -------------
        Totals                                                                         $  19,271,077  $     634,927  $       5,857
                                                                                       =============  =============  =============

NOTE 7. LINE OF CREDIT
        FAM Value Fund has a line of credit up to 33 1/3% of total net assets or a maximum of $75,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit is available until December 1, 2003 when any advances are tobe repaid. During the year ended December 31, 2002 no amounts were drawn from the available line.











                       See Notes to Financial Statements.

                                 FAM VALUE FUND

                          NOTES TO FINANCIAL STATEMENTS


NOTE 8. FINANCIAL HIGHLIGHTS

        PER SHARE INFORMATION                                     YEARS ENDED DECEMBER 31,
        (FOR A SHARE OUTSTANDING
         THROUGHOUT THE YEAR)                       2002         2001        2000       1999        1998
                                                  --------------------------------------------------------
        Net asset value, beginning of year . .    $  36.17    $  32.70    $  31.35    $ 34.44     $ 35.76
                                                  --------    --------    --------    --------    --------
        Income from investment operations:
          Net investment income . . . . . . . .       0.11        0.17        0.36       0.29        0.20
          Net realized and unrealized gain
           (loss) on investments . . . . . . .       (2.04)       4.77        5.38       (2.00)      1.94
                                                  --------    --------    --------    --------    --------

        Total from investment operations . . .       (1.93)       4.94        5.74       (1.71)      2.14
                                                  --------    --------    --------    --------    --------
        Less distributions:
          Dividends from net
           investment income . . . . . . . . .       (0.11)      (0.17)      (0.36)      (0.29)      (0.20)
          Distributions from
           net realized gains . . . . . . . .       (0.44)      (1.30)      (4.03)      (1.09)      (3.26)
                                                  --------    --------    --------    --------    --------

        Total distributions . . . . . . . . .        (0.55)      (1.47)      (4.39)     (1.38)       (3.46)
                                                  --------    --------    --------    --------    --------
        Change in net asset
          value for the year . . . . . . . . .       (2.48)       3.47        1.35       (3.09)      (1.32)
                                                  --------    --------    --------    --------    --------

        Net asset value, end of year . . . . .    $  33.69    $  36.17    $  32.70    $  31.35    $  34.44
                                                  ========    ========    ========    ========    ========
        TOTAL RETURN  . . . . . . . . . . . .        (5.33%)     15.07%      19.21%      (4.84%)      6.19%

        RATIOS/SUPPLEMENTAL DATA
        Net assets, end of year (000) . . . .     $469,277    $501,417    $366,948    $373,277    $379,269

        Ratios to average net assets of:
          Expenses . . . . . . . . . . . . . . .      1.21%       1.21%       1.26%       1.23%       1.19%
          Net investment income . . . . . . . .       0.30%       0.56%       1.08%       0.86%       0.57%
        Portfolio turnover rate . . . . . . .        17.51%       9.62%       9.53%      16.16%      16.67%





                             FAM EQUITY-INCOME FUND

Dear Fellow FAM Equity-Income Fund Shareholders:

     2002 was bittersweet for the FAM Equity-Income Fund. On one hand, it was bitter because we were down 2.25%, well below our long-term goal of 12%-15%. On the other hand, our performance was sweet when compared to the overall market:

     FAM EQUITY-INCOME FUND ...........................       -2.3%
     Russell 2000 .....................................      -20.5%
     Dow  Jones 30 ....................................      -16.8%
     S&P  500 .........................................      -22.1%
     NASDAQ ...........................................      -31.3%

     For the third consecutive year the major indices declined by double digits. We view the lingering poor market performance as a correction of the over-inflated values of the late 1990's. The market during those heady times resembled a high jump competition. By 2000, however, it had become a limbo contest haunted by the refrain "how low can you go?" Unfortunately, it always takes a long time to undo excesses.
     We believe FAM Equity-Income Fund's performance was much stronger than the overall market due to our common sense approach to investing. We resisted buying companies that were too expensive, had too much debt, or suffered poor fundamentals. Instead, we relied on our long-term focus and bought good companies whose competitive advantages are helping them grow their market share.
     Performance was also helped by investing in companies that pay dividends. In general, companies that paid dividends performed better in 2002 than companies that did not pay dividends. To take this a step further, companies that increased their dividends performed even better. As you may recall, every holding in the FAM Equity-Income Fund pays a dividend.
     Another factor that protected our portfolio was our strict adherence to valuation. Simply put: "buy low, sell high." We are fanatical when it comes to figuring out what good companies are worth. We will only buy stock in a company if we feel we are paying a price that is well below what our models indicate the value of a company to be. It isn't enough simply to buy good companies. We must buy them at the right price in order to increase long-term returns and protect against downside risk.

2002 PURCHASES AND SALES
     We maintain very high standards when we select companies for investment in the FAM Equity-Income Fund portfolio. For this reason we added only five new companies to the portfolio throughout the year. We took a position in two book publishing companies, a women's apparel retailer, a cable T.V. equipment company and an insurance company. There are several more companies on the waiting list, but they must come down in price to a level where the odds of success are stacked in our favor.
     We sold two companies during the year. The first company McGrath Rentcorp, was slated for a take-over by Tyco for cash and stock at a 50% premium. Since we did not want to hold shares in Tyco, we sold our shares slightly below the deal price. In retrospect, this served us well. Tyco later ran into serious problems and the deal eventually fell through. We were able to capture the majority of the takeover premium and then buy back some shares at depressed levels after the deal collapsed.
     The second company we sold the majority of our shares in was ABM Industries. We had been monitoring ABM's use of stock options and level of cash flow for some time. When a scheduled meeting with ABM management failed to materialize, our feeling of increasing non-cooperation was confirmed and we acted.

                             FAM EQUITY-INCOME FUND

     We relate this to underscore the importance of our relationship with all the companies in which we invest. Every year we visit each company in the Fund and sit down with senior management. We return home with an in-depth update on strategy and the competitive environment. These visits are key to our investment process. Good meetings strengthen our conviction to add to positions. The not-so-good meetings challenge our investment thesis.

BEST AND WORST OF 2002
     ROSS STORES (+32.7%) hit a home run for us. This off-price apparel retailer is so popular with consumers that it achieved a 9% increase in same store sales for the first nine months of the year. The company has just 510 stores in 22 states, and we believe they have an excellent opportunity to expand into all 50 states. The company plans to grow to 700 stores by 2005. This increase in stores should easily fuel 15% earnings growth over the next several years.
     When we first bought shares in Ross last year, the company was selling at only 10 times earnings. Its larger competitor, TJX, which owns TJ Maxx and Marshall's, was selling for 15 times earnings, or at a 50% premium to Ross. A quality company like Ross selling at a discount to its peers does not come along every day. Buying the stock was an enticing opportunity, and it has proved itself beyond our expectations.
     COURIER (+32.2%) is a new addition to the portfolio this year. The company's earnings benefited from its acquisition of Dover Publishing last year, which continues to exceed expectations every quarter. Courier also is taking market share in the book printing area.
     Courier has terrific fundamentals. It has tripled its earnings in just five years; it earns 18% on its equity, and it has almost no long-term debt. Furthermore, its business generates a substantial amount of cash flow. We were able to buy our initial position below 12 times fiscal 2002 earnings.
     NEW ENGLAND BUSINESS SERVICES (+31.6%) has been a favorite of ours for years. The company is ignored by Wall Street which perceives it as an old-line business forms company that is seeing its business eroded by laser printers and the expansion of Office Depot and Staples. We see NEBS in a different way - as a customer-friendly company with a loyal customer base. The company is planning to grow its business by offering new products and services to its small-business customers. For example, it offers shirts with embroidered company logos so that small business employees can make a more professional appearance. Because of Wall Street's lack of enthusiasm for NEBS last year, we were able to buy the stock at extremely low levels. We were paying only 6 times cash flow while the stock was yielding well over 4%. This year, the underlying value of the company is starting to be recognized. After a few years in which the stock moved in the $15 to $20 range, the stock ended the year over $24 per share. We think the stock has the potential for substantial growth over the next five years.
     HICKORY TECH (-41.2%) is a small rural telephone company located in Mankato, Minnesota. Even though this is the second year in a row that the stock is in our worst-performing category, we remain enthusiastic about its prospects for several reasons. The company grew its Competitive Local Access Lines, Long Distance Customers, and High Speed Internet Customers by 23%, 46%, and 129%, respectively, in the last quarter. Earnings are ahead of last year and cash flow is improving as infrastructure spending is declining. Furthermore, there is a new CEO, John Duffy. John was with GTE before it merged with Bell Atlantic, which is now Verizon. He brings large company experience and a fresh perspective to the company.
     WADDELL & REED (-37.4%) was our second worst performing company this year. Not unexpectedly, this mutual fund company suffered along with the rest of the stock market. We like Waddell & Reed very much, despite its recent performance, and had hoped to buy more shares during the year. In June, the market accommodated and we added to our position. We think the long-term prospects are very good for Waddell & Reed as investors continue to seek out quality companies to fund retirements and education expenses.

                             FAM EQUITY-INCOME FUND

     MARTIN MARIETTA MATERIALS (-33%) is another of our long-term plays. The company is the second largest aggregates (gravel) supplier in the US. While the business could not sound more mundane, the investment characteristics could not be more attractive. The gravel business is basically a local monopoly since long-distance transportation costs of rock are prohibitive. There are not many new entrants into the business and very few new digging permits are issued. Martin Marietta is able to increase prices every year, something that precious few businesses are ever able to do.
OUTLOOK
     Despite the uncertainty surrounding the potential for war with Iraq and the situation with North Korea, we remain optimistic about 2003 and the next five years. Interest rates and inflation are well under control. The Federal Reserve is also pumping increasing amounts of money into the economy. It's just a matter of time before these initiatives gain traction and move the economy forward. As the market begins to improve, the companies in the Fund should also benefit. We enjoy a 20% cash balance that we will invest as opportunities arise. There are several companies that we are waiting to buy at the right price.

     As always, our goal is to double shareholders' money every five to six years. Our goal is not related to an index. We believe the best way to reach your financial goals is through steady, consistent performance over long periods of time. We try to produce reasonable returns in good markets but more importantly, we strive not to give it all back during difficult market environments.

     We thank you for your continued support and we will continue to manage the fund in a thoughtful, common-sense fashion.

     Sincerely,

     /s/ Thomas O. Putnam                       /s/ Paul Hogan
     ------------------------------             -------------------
     Thomas O. Putnam                           Paul Hogan, CFA
     Chairman, FAM Funds                        Co-manager
     Co-manager, Equity-Income Fund             Equity-Income Fund

                             FAM EQUITY-INCOME FUND

                               PERFORMANCE SUMMARY

       Annual Total Investment Returns: April 1, 1996 to December 31, 2002
--------------------------------------------------------------------------------
                    FAM Equity-Income     Russell 2000 Index      S&P 500 Index
     Fiscal Year      Total Return           Total Return          Total Return
--------------------------------------------------------------------------------
 4/1/96-12/31/96           11.8%                10.3%                 15.2%
            1997           26.9%                22.4%                 33.4%
            1998            4.7%                -2.6%                 28.6%
            1999           -7.0%                21.3%                 21.0%
            2000           17.2%                -3.0%                 -9.1%
            2001           20.8%                 2.5%                -11.9%
            2002           -2.3%               -20.5%                -22.1%




               COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
       IN FAM EQUITY-INCOME FUND, THE S&P 500, AND THE RUSSELL 2000 INDEX.

                       [GRAPH OMITTED - NEED PLOT POINTS]

 $25         $20                  $15           $10   $5
 4/1/96 1997 1998 1999 2000 2001 2002
 FAM EQUITY-INCOME FUND
 S&P 500
 RUSSELL 2000
(IN THOUSANDS)


     Graph shows the comparison of a $10,000 investment of FAM Equity-Income Fund and the S&P 500 and Russell 2000 Index from April 1, 1996 through December 31, 2002.

     Past performance is not indicative of Investment return and principal value future results. fluctuate; the value of your investment upon redemption or less than the may be more initial amount The performance data and graph do not reflect the deduction of invested. taxes that a shareholder would pay on dividends, capital gain distributions, or redemption of fund shares.

                             FAM EQUITY -INCOME FUND


                                PORTFOLIO PROFILE
                             As of December 31, 2002

                                TOP TEN HOLDINGS
                             (% OF TOTAL NET ASSETS)

John Wiley & Son              4.4%    Ethan Allen Interior                 4.2%
Allied Capital Corporation    4.3%    White Mountains Inc.                 4.0%
Vulcan Materials Company      4.3%    Cato Corporation                     3.4%
International Speedway Corp.  4.3%    Tennant Company                      3.4%
Protective Life Corporation   4.2%    New England Business Services, Inc.  3.2%


                                   FAM
                                  EQUITY-    RUSSELL    S&P
COMPARATIVE VALUATIONS            INCOME     2000       500
------------------------------------------------------------
Number of Stocks                  33         2000       500
Median Market Cap                $1.5B      $395M      $6.7B
Price/Earnings Ratio             17.4       21.8       19.4
Price/Book Ratio                  2.2        2.7        2.6
Earnings Growth Rate*             6.0%       9.6%      13.2%
Turnover Rate                     7.1%       N/A        N/A
------------------------------------------------------------

                                             FAM
                                             EQUITY-    S&P
VOLATILITY MEASURES                          INCOME     500
------------------------------------------------------------
R-Squared                                     41        100
Beta                                         0.41       1.00
------------------------------------------------------------

FAM EQUITY-INCOME FUND
COMPOSITION OF NET ASSETS
-----------------------------------------
Cash/Short-Term Obligations         20.1%
Machinery & Equipment                9.5%
Construction Materials               6.9%
Publishing                           6.4%
Retail Stores                        6.1%
Recreation & Entertainment           5.5%
Banking                              4.4%
Registered Investment Company        4.3%
Life Insurance                       4.2%
Home Furnishings                     4.2%
Property & Casualty Insurance        4.0%
-----------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                           Since
                               1 Year        5 Year      Inception
                                                          (4/1/96)

FAM Equity-Income Fund         -2.3%         6.1%           10.1%
Russell 2000                   -20.5%        -1.4%          3.7%
S&P 500                        -22.1%        -0.6%          6.3%

FOR AN EXPLANATION OF THE TERMS USED IN THE ABOVE TABLES, PLEASE SEE PAGE 38.

*5 Years

                             FAM EQUITY-INCOME FUND

                        STATEMENT OF INVESTMENTS (CONT'D)
                               December 31, 2002

                                                                             SHARES        VALUE
                                                                             ------        -----
COMMON STOCKS (82.0%)
   BANKING (4.5%)
   Banknorth Group, Inc. . . . . . . . . . . . . . . . . . . . . . . .       42,200     $    953,720
   - MULTI-BANK HOLDING COMPANY IN PORTLAND, ME
   North Fork Bancorporation . . . . . . . . . . . . . . . . . . . . .       28,000          944,720
   - BANK HOLDING COMPANY LOCATED ON LONG ISLAND, NY
   SouthTrust Corporation . . . . . . . . . . . . . . . . . . . . . . .      41,200        1,023,820
   - BANK HOLDING COMPANY HEADQUARTERED IN ALABAMA
   TrustCo Bank Corp NY . . . . . . . . . . . . . . . . . . . . . . . .      28,472          306,928
                                                                                        ------------
   - OPERATES 54 BANK OFFICES IN UPSTATE NY                                                3,229,188
                                                                                        ------------

   COMMERCIAL PRODUCTS (3.3%)
   New England Business Services, Inc. . . . . . . . . . . . . . . . .       98,200        2,396,080
                                                                                        ------------
   - LEADING SUPPLIER OF BUSINESS FORMS/PRINTED
     PRODUCTS TO SMALL BUSINESSES IN U.S.

   COMMERCIAL SERVICES (2.2%)
   ABM Industries, Inc. . . . . . . . . . . . . . . . . . . . . . . . .      27,100          420,050
   - FACILITY SERVICES CONTRACTOR TO COMMERCIAL, INDUSTRIAL
     AND INSTITUTIONAL CUSTOMERS ACROSS NORTH AMERICA
   McGrath RentCorp . . . . . . . . . . . . . . . . . . . . . . . . . .      48,700        1,131,788
                                                                                        ------------
   - MODULAR BUILDING AND ELECTRONIC TEST EQUIPMENT
     RENTALS, SUBSIDIARY CLASSROOM MANUFACTURING                                           1,551,838
                                                                                        ------------

   COMPUTER SOFTWARE & SERVICES (3.2%)
   Reynolds & Reynolds . . . . . . . . . . . . . . . . . . . . . . . .       90,850        2,313,950
                                                                                        ------------
   - SOFTWARE FOR AUTOMOTIVE DEALERS AND BUSINESS FORMS

   CONSTRUCTION MATERIALS (7.1%)
   Martin Marietta Materials, Inc. . . . . . . . . . . . . . . . . . .       63,000        1,931,580
   - PRODUCES AGGREGATES FOR THE CONSTRUCTION INDUSTRY
   Vulcan Materials Company . . . . . . . . . . . . . . . . . . . . . .      85,500        3,206,250
                                                                                        ------------
   - PRODUCES, DISTRIBUTES AND SELLS CONSTRUCTION MATERIALS
     AND INDUSTRIAL AND SPECIALTY CHEMICALS                                                5,137,830
                                                                                        ------------
   CONSUMER SERVICES (2.8%)
   H&R Block, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .       14,000          562,800
   - LEADER IN INDIVIDUAL AND SMALL BUSINESS TAX PREPARATION
   ServiceMaster Company . . . . . . . . . . . . . . . . . . . . . . .      129,100        1,433,010
                                                                                        ------------
   - COMMERCIAL AND RESIDENTIAL SERVICE COMPANY                                            1,995,810
                                                                                        ------------



                       See Notes to Financial Statements.

                             FAM EQUITY-INCOME FUND

                        STATEMENT OF INVESTMENTS (CONT'D)
                               December 31, 2002
                                                                             SHARES        VALUE
                                                                             ------        -----

   HEALTH CARE SERVICES (0.7%)
   Landauer, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .      14,900     $    517,775
                                                                                        ------------
   - LEADER IN RADIATION TESTING AND PERSONAL DOSIMETERS

   HOME FURNISHINGS (4.3%)
   Ethan Allen Interiors, Inc. . . . . . . . . . . . . . . . . . . . .       90,000        3,093,300
                                                                                        ------------
   - MANUFACTURES AND RETAILS HOME FURNISHINGS

   INSURANCE AGENCY (2.7%)
   Brown & Brown, Inc. . . . . . . . . . . . . . . . . . . . . . . . .       60,600        1,958,592
                                                                                        ------------
   - ONE OF THE LARGEST INDEPENDENT GENERAL INSURANCE AGENCIES IN THE
   U.S.

   INVESTMENT MANAGEMENT (1.7%)
   Waddell & Reed Financial, Inc. . . . . . . . . . . . . . . . . . . .      63,750        1,253,962
                                                                                        ------------
   - UNDERWRITER AND DISTRIBUTOR OF 36 MUTUAL FUND PORTFOLIOS

   LIFE INSURANCE (4.3%)
   Protective Life Corporation . . . . . . . . . . . . . . . . . . . .      113,719        3,129,547
                                                                                        ------------
   - INDIVIDUAL AND GROUP LIFE/HEALTH INSURANCE AND
   GUARANTEED INVESTMENT CONTRACTS

   MACHINERY & EQUIPMENT (9.7%)
   IDEX Corporation . . . . . . . . . . . . . . . . . . . . . . . . . .      64,700        2,115,690
   - MANUFACTURES PROPRIETARY, HIGHLY ENGINEERED INDUSTRIAL PRODUCTS &
   PUMPS
   Kaydon Corporation . . . . . . . . . . . . . . . . . . . . . . . . .      91,200        1,934,352
   - CUSTOM-ENGINEERS PRODUCTS INCLUDING BEARINGS, FILTERS, AND PISTON
   RINGS
   MOCON, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       24,000          170,136
   - MANUFACTURES PRECISION MEASUREMENT, PROCESS SENSING,
   AND CONTROL INSTRUMENTS/SYSTEMS
   Regal-Beloit Corporation . . . . . . . . . . . . . . . . . . . . . .      14,000          289,800
   - SUPPLIER OF POWER TRANSMISSION EQUIPMENT AND CUTTING TOOLS
   Tennant Company . . . . . . . . . . . . . . . . . . . . . . . . . .       76,795        2,503,517
                                                                                        ------------
   - MANUFACTURES COMMERCIAL AND INSTITUTIONAL FLOOR
   MAINTENANCE EQUIPMENT AND PRODUCTS                                                      7,013,495
                                                                                        ------------
   MEDIA (3.2%)
   Meredith Corporation . . . . . . . . . . . . . . . . . . . . . . . .      55,300        2,273,383
                                                                                        ------------
   - MAGAZINE PUBLISHING AND TV BROADCASTING

   PROPERTY & CASUALTY INSURANCE (4.1%)
   White Mountains Ins. Grp. Ltd. . . . . . . . . . . . . . . . . . . .       9,075        2,931,225
                                                                                        ------------
   - PERSONAL PROPERTY AND CASUALTY, AND REINSURANCE


                       See Notes to Financial Statements.

                             FAM EQUITY-INCOME FUND

                        STATEMENT OF INVESTMENTS (CONT'D)
                                December 31, 2002
                                                                             SHARES        VALUE
                                                                             ------        -----
   PUBLISHING (6.5%)
   Courier Corporation . . . . . . . . . . . . . . . . . . . . . . . .       32,100    $   1,471,464
   - MANUFACTURES AND PUBLISHES SPECIALTY BOOKS, INCLUDING DOVER
   PUBLICATIONS
   John Wiley & Sons, Inc. . . . . . . . . . . . . . . . . . . . . . .      135,350        3,249,754
                                                                                        ------------
   - PUBLISHER OF PRINT AND ELECTRONIC PRODUCTS, SPECIALIZING IN
   SCIENTIFIC,
   TECHNICAL PROFESSIONAL AND MEDICAL BOOKS AND JOURNALS                                   4,721,218

   RECREATION AND ENTERTAINMENT (5.6%)
   International Speedway Corporation . . . . . . . . . . . . . . . . .     84,800         3,162,192
   - OWNS AND OPERATES AUTO RACING TRACKS INCLUDING DAYTONA
   Six Flags Preferred B 7.25% . . . . . . . . . . . . . . . . . . . .      54,900           892,125
                                                                                        ------------
   - OPERATES REGIONAL THEME PARKS IN U.S., MEXICO AND EUROPE                              4,054,317
                                                                                        ------------

   REGISTERED INVESTMENT COMPANY (4.5%)
   Allied Capital Corp. . . . . . . . . . . . . . . . . . . . . . . . .     147,514        3,220,231
                                                                                        ------------
   - VENTURE CAPITAL CORPORATION FOR ENTREPRENEURS AND MANAGEMENT

   RETAIL STORES (6.3%)
   Cato Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     118,000        2,547,620
   - OPERATES WOMEN' S FASHION SPECIALTY STORES
   Ross Stores, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .       47,200        2,000,808
                                                                                        ------------
   - CHAIN OF OFF-PRICE RETAIL APPAREL AND HOME ACCESSORIES STORES                         4,548,428
                                                                                        ------------

   TELECOMMUNICATIONS AND CABLE EQUIPMENT (2.5%)
   Scientific-Atlanta, Inc. . . . . . . . . . . . . . . . . . . . . . .     151,000        1,790,860
                                                                                        ------------
   - PROVIDES A WIDE RANGE OF PRODUCTS AND SERVICES
   FOR THE CABLE TELEVISION INDUSTRY

   TELECOMMUNICATIONS SERVICES (2.8%)
   Hickory Tech Corporation . . . . . . . . . . . . . . . . . . . . . .     214,448        2,043,689
                                                                                        ------------
   - A SMALL LOCAL TELEPHONE COMPANY IN MINNESOTA

   TOTAL COMMON STOCKS (Cost $59,971,820) . . . . . . . . . . . . . . .                 $ 59,174,718
                                                                                        ------------
   SHORT TERM OBLIGATIONS (18.0%)                                         PRINCIPAL
   U.S. Treasury Bills, 1.2% with maturities to 2/6/03
   (Cost $12,989,212) . . . . . . . . . . . . . . . . . . . . . . . . . $13,000,000       12,989,212
                                                                                        ------------
   TOTAL INVESTMENTS (COST $72,961,032) . . . . . . . . . . . . . . . .                 $ 72,163,930
                                                                                        ============


                       See Notes to Financial Statements.

                             FAM EQUITY-INCOME FUND

                       STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 2002

ASSETS
Investment in securities at value
   (Cost $72,961,032) ......................................                            $ 72,163,930
Cash at interest ...........................................                               2,121,199
Receivable for shares purchased ............................                                  77,396
Receivable for investment securities sold ..................                                   4,425
Dividends and interest receivable ..........................                                  66,431
                                                                                        ------------
   Total Assets ............................................                              74,433,381
                                                                                        ------------

LIABILITIES
Payable for investment securities purchased ................                                 179,147
Payable for shares redeemed ................................                                 174,074
Accrued management fees ....................................                                  61,082
Accrued shareholder accounting and administrative fees .....                                   5,038
Accrued expenses ...........................................                                  45,525
                                                                                        ------------
   Total Liabilities .......................................                                 464,866
                                                                                        ------------
NET ASSETS
Source of Net Assets:
  Net capital paid in on shares of beneficial interest .....            $ 74,764,601
  Undistributed net investment income ......................                   1,016
  Net unrealized depreciation ..............................                (797,102)

   Net Assets ..............................................                            $ 73,968,515
                                                                                        ============
Net asset value per share; 4,786,134 shares of
 beneficial interest outstanding (Note 3) ..................                            $      15.45
                                                                                        ============


                       See Notes to Financial Statements.

                             FAM EQUITY-INCOME FUND

                            STATEMENT OF OPERATIONS
                          Year Ended December 31, 2002

INVESTMENT INCOME
INCOME:
   Dividends ..................................................................    $1,066,156
   Interest ...................................................................       204,628
                                                                                   ----------
        Total Income ..........................................................     1,270,784
                                                                                   ----------
EXPENSES:
   Investment advisory fee (Note 2) ...........................................       574,586
   Administrative fee (Note 2) ................................................        28,729
   Shareholder servicing and related expenses (Note 2) ........................        16,006
   Printing and mailing .......................................................        21,698
   Professional fees ..........................................................        26,210
   Registration fees ..........................................................        22,306
   Custodial fees .............................................................        17,107
   Trustees ...................................................................        38,123
   Other ......................................................................        43,938
                                                                                   ----------
        Total Expenses ........................................................       788,703
                                                                                   ----------
        Net Investment Income .................................................       482,081
                                                                                   ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized gain on investments ...........................................       684,760
   Unrealized depreciation of investments .....................................    (4,969,651)
                                                                                   ----------
    Net Loss on Investments ...................................................    (4,284,891)
                                                                                   ----------

NET DECREASE IN NET ASSETS FROM OPERATIONS ....................................   $(3,802,810)
                                                                                   ==========


                       See Notes to Financial Statements.

                             FAM EQUITY-INCOME FUND

                      STATEMENTS OF CHANGES IN NET ASSETS
                     Years Ended December 31, 2002 and 2001

                                                                           2002             2001
                                                                      -------------    -------------
CHANGE IN NET ASSETS FROM OPERATIONS:
   Net investment income ...........................................  $     482,081    $     200,324
   Net realized gain (loss) on investments .........................        684,760         (128,248)
   Unrealized appreciation (depreciation) of investments ...........     (4,969,651)       3,313,073
                                                                      -------------    -------------
     Net Increase (Decrease) in Net Assets From Operations .........     (3,802,810)       3,385,149

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income ...........................................       (481,757)        (200,309)
   Net realized gain on investments ................................       (556,807)              --

TRANSACTIONS IN SHARES OF
BENEFICIAL INTEREST (NOTE 3): ......................................     47,615,901       21,117,426
                                                                      -------------    -------------
   Total Increase in Net Assets ....................................     42,774,527       24,302,266

NET ASSETS:
   Beginning of year ...............................................     31,193,988        6,891,722
                                                                      -------------    -------------
   End of year (including undistributed net investment
     income of $1,016 and $987 at December 31, 2002
     and 2001, respectively) .......................................  $  73,968,515    $  31,193,988
                                                                      =============    =============

                       See Notes to Financial Statements.

                             FAM EQUITY-INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

        FAM Equity-Income Fund (the "Fund") is a series of Fenimore Asset Management Trust, a no-load, diversified, open-end management investment company registered under the Investment Company Act of 1940. The investment objective of the Fund is to provide current income and long term capital appreciation from investing primarily in income-producing equity securities. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

        a) VALUATION OF SECURITIES
           Securities traded on a national securities exchange or admitted to trading on NASDAQ are valued at the last reported sales price. Common stocks for which no sale was reported, and over-the-counter securities, are valued at the last reported bid price. Short-term securities are carried at amortized cost, which approximates value. Securities for which market quotations are not readily available or have not traded are valued at fair value as determined by procedures established by the Board of Trustees.

        b) FEDERAL INCOME TAXES
           It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required.

        c) USE OF ESTIMATES
           The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

        d) OTHER
           Securities transactions are recorded on trade date. Interest income is accrued as earned and dividend income is recorded on the ex-dividend date. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

NOTE 2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

        Under the Investment Advisory Contract, the Fund pays an investment advisory fee to Fenimore Asset Management, Inc. (the "Advisor") equal, on an annual basis, to 1% of the Fund's average daily net assets. Certain officers and trustees of the Fund are also officers and directors of the Advisor. The Investment Advisory Contract requires the Advisor to reimburse the Fund for its expenses to the extent that such expenses, including the advisory fee, for any fiscal year exceed 2% of the average daily net assets. For the year ended December 31, 2002, the Advisor contractually agreed to reimburse the Fund for its expenses to the extent such expenses exceeded 1.5% of the average daily net assets. No such reimbursement was required for the year ended December 31, 2002. FAM Shareholder Services, Inc. (FSS), a company under common control with the Advisor, serves as a shareholder servicing agent for which it receives a monthly fee of $2.00 per shareholder account. Additionally, FSS serves as the fund administrative agent and receives a fee equal, on an annual basis, to .050% of the Fund's average daily net assets. Fenimore Securities, Inc. ("FSI"), a company also under control with the Advisor, acts as distributor of the Fund's shares.

                             FAM EQUITY-INCOME FUND
                          NOTES TO FINANCIAL STATEMENTS

NOTE 3. SHARES OF BENEFICIAL INTEREST

        At December 31, 2002, an unlimited number of $.001 par value shares of beneficial interest were authorized. Transactions were as follows:

                                                        YEARS ENDED DECEMBER 31,
                                                 2002                             2001
                                         --------------------------------------------------------
                                           SHARES         AMOUNT          SHARES       AMOUNT
                                        -----------     -----------   -----------     -----------
Shares sold ..........................    5,669,584     $92,287,496     1,634,831     $24,128,070
Shares issued on reinvestment
  of dividends .......................       60,055         937,056        13,079         188,872
Shares redeemed ......................   (2,887,060)    (45,608,651)     (216,084)     (3,199,516)
  Net increase .......................    2,842,579      47,615,901     1,431,826     $21,117,426

NOTE 4. INVESTMENT TRANSACTIONS
        During the period ended December 31, 2002 purchases and sales of investment securities, other than short term obligations, were $41,198,133 and $3,174,620. The cost of securities for federal income tax purposes is substantially the same as shown in the investment portfolio. Realized gains and losses are reported on an identified cost basis.

NOTE 5. INCOME TAXES AND DISTRIBUTION TO SHAREHOLDERS
        The components of tax basis undistributed earnings at December 31, 2002 were as follows:

          Undistributed ordinary income ...............     $1,016

        The aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

          Unrealized appreciation ....................  $4,693,563
          Unrealized depreciation ....................  (5,490,665)
          Net unrealized depreciation ................  $ (797,102)

        The tax composition of dividends and distributions to shareholders for the years ended December 31, 2002 and 2001 were as follows:

                                                         2002        2001
                                                     ----------   ----------
           Ordinary income .......................   $  995,279   $  200,309
           Long-term capital gain ................       43,285           --
                                                     $1,038,564   $  200,309

NOTE 6. LINE OF CREDIT
        FAM Equity-Income Fund had a line of credit up to 33 1/3% of total net assets or a maximum of $10,000,000. Borrowings under the agreement bear interest at the prime rate as announced by the lending bank. The line of credit expired on November 30, 2001. The Fund expects to enter into a new agreement for 2003.During the year ended December 31, 2002 no amounts were drawn from the available line.

                             FAM EQUITY-INCOME FUND

                          NOTES TO FINANCIAL STATEMENTS

NOTE 7. FINANCIAL HIGHLIGHTS

        PER SHARE INFORMATION                                                 YEARS ENDED DECEMBER 31,
        (FOR A SHARE OUTSTANDING
         THROUGHOUT THE YEAR)                              2002          2001          2000          1999         1998
                                                         ---------------------------------------------------------------
        Net asset value, beginning of year ....          $  16.05     $  13.47      $  12.31      $  13.53      $  13.20
                                                         --------     --------      --------      --------      --------
        Income from investment operations:
          Net investment income ...............              0.12         0.19          0.31          0.27          0.28
          Net realized and unrealized
           gain(loss) on investments ..........             (0.48)        2.58          1.76         (1.22)         0.33
                                                         --------     --------      --------      --------      --------
          Total from investment operations ....             (0.36)        2.77          2.07         (0.95)         0.61
                                                         --------     --------      --------      --------      --------
        Less distributions:
          Dividends from net
           investment income ..................             (0.12)       (0.19)        (0.31)        (0.27)        (0.28)
          Distributions from
           net realized gains .................             (0.12)          --         (0.60)           --            --
                                                         --------     --------      --------      --------      --------
          Total distributions .................             (0.24)       (0.19)        (0.91)        (0.27)        (0.28)
                                                         --------     --------      --------      --------      --------
        Change in net asset
         value for the year ...................             (0.60)        2.58          1.16         (1.22)         0.33
                                                         --------     --------      --------      --------      --------
        Net asset value, end of year ..........          $  15.45     $  16.05      $  13.47      $  12.31      $  13.53
                                                         ========     ========      ========      ========      ========
        TOTAL RETURN ..........................             (2.25%)      20.79%        17.18%        (6.98%)        4.67%

        RATIOS/SUPPLEMENTAL DATA

        Net assets, end of year (000) .........          $ 73,969      $31,194        $6,892        $6,653        $6,725

        Ratios to average net assets of
          Expenses, total .....................              1.37%        1.56%         2.27%         2.12%         2.09%
          Expenses, net of fees waived and
           expenses assumed by advisor ........              1.37%        1.50%         1.50%         1.50%         1.50%
          Net investment income ...............              0.84%        1.29%         2.33%         2.15%         2.17%

        Portfolio turnover rate ...............              7.11%        2.79%        16.59%        13.49%        10.55%



                                    FAM FUNDS

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of FAM Value Fund and FAM Equity-Income Fund:

     In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of FAM Value Fund and FAM Equity-Income Fund, each a series of Fenimore Asset Management Trust at December 31, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for the two years in the period then ended and financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights presented for the year ended December 31, 1998 were audited by other independent accountants whose report dated January 11, 1999 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
New York, New York
January 15, 2003

                                    FAM FUNDS

              INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED)

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below.

                                            INDEPENDENT TRUSTEES**
                                            ----------------------
                                                                                     Number of
                                                                                     Portfolios
                               Position(s) Held         Principal in                 Fund           Other
Name                           With the Funds and       Occupation(s)                Complex*       Directorships
Address, and                   Length of Time           During Past                  Overseen       Held by
Age                            Served                   5 Years                      by Trustee     Trustee
------------------------------------------------------------------------------------------------------------------
Joseph J. Bulmer               Trustee since 1996       Retired President,                2              n/a
384 North Grand Street                                  Hudson Valley
Cobleskill, NY 12043                                    Community College
Age: 73

Fred "Chico" Lager             Trustee since 1996       Business Consultant; Retired      2              n/a
384 North Grand Street                                  President and Chief
Cobleskill, NY 12043                                    Executive Officer of Ben &
Age: 48                                                 Jerry's Homemade, Inc.

C. Richard Pogue               Trustee since 2000       Retired Executive Vice            2              n/a
384 North Grand Street                                  President of the Investment
Cobleskill, NY 12043                                    Company Institute
Age: 66

David A. Hughey                Trustee since 2000       Retired Executive Vice            2              n/a
384 North Grand Street                                  President and Chief
Cobleskill, NY 12043                                    Administrative Officer Dean
Age: 71                                                 Witter, Discover & Co.

James H. Muller                Trustee since 2001       Retired Partner, McGladrey        2              n/a
384 North Grand Street                                  and Pullen LLP
Cobleskill, NY 12043
Age: 72


                                    FAM FUNDS

             INFORMATION ABOUT TRUSTEES AND OFFICERS (UNAUDITED) (CONT'D)

                                  INTERESTED TRUSTEES AND OFFICERS***

                                                                                    Number of
                                                                                    Portfolios
                            Position(s) Held            Principal in                  Fund         Other
Name                        With the Funds and          Occupation(s)               Complex*       Directorships
Address, and                Length of Time              During Past                 Overseen       Held by
Age                         Served                      5 Years                     by Trustee     Trustee
------------------------------------------------------------------------------------------------------------------
Thomas O. Putnam            Chairman of Board and       Chairman, Fenimore Asset        2             n/a
384 North Grand Street      President since 1986        Management
Cobleskill, NY 12043
Age:     58

Joseph A. Bucci             Secretary and Treasurer     Controller, Fenimore Asset      2             n/a
384 North Grand Street      since 2000, Trustee         Management
Cobleskill, NY 12043        since 2000
Age:     49

----------------

   * "Fund Complex" includes the two series of the Trust, FAM Value Fund and FAM Equity Income Fund.
   ** The "Independent Trustees" are those Trustees that are not considered "interested persons" of the Trust, as that term is defined in the 1940 Act.
   *** Mr. Putnam and Mr. Bucci, by virtue of their employment with Fenimore
       Asset Management, Inc., the Trust's investment advisor, are each considered an "interested person" of the Trust.

                                   FAM FUNDS

A SPECIAL MEETING OF SHAREHOLDERS
(Unaudited)

   A Special Meeting of shareholders of the Funds was held on April 26, 2002 in Cobleskill, New York, for the purpose of considering and acting on the following matters:

   1.   To elect seven Trustees of the Trust;
   2. To approve the elimination or amendment of certain of the Trust's fundamental investment restrictions in order for the trust to modernize its investment restrictions and increase its investment flexibility;
   3. To ratify the selection of PricewaterhouseCoopers LLP as the independent public accountants for the Trust's fiscal year ending December 31, 2002; and
   4. To consider and act upon any matters incidental to the foregoing and to transact such other business as may be properly come before the Meeting and any adjournment or adjournments thereof.

                                                 SHARES             SHARES
FUND NAME                                      OUTSTANDING        REPRESENTED

FAM Value Fund                                 14,465,518         8,397,221
FAM Equity-Income Fund                         2,250,133          1,703,348
-----------
(1) To elect Trustees of the Trust

THOMAS O. PUTNAM                               AFFIRMATIVE        WITHHOLD
FAM Value Fund                                  8,282,119          115,102
FAM Equity-Income Fund                          1,686,916           16,431
JOSEPH J. BULMER                               AFFIRMATIVE        WITHHOLD
FAM Value Fund                                  8,270,131          127,090
FAM Equity-Income Fund                          1,684,128           19,219
FRED (CHICO) LAGER                             AFFIRMATIVE        WITHHOLD
FAM Value Fund                                  8,263,137          134,084
FAM Equity-Income Fund                          1,687,558           15,789
C. RICHARD POGUE                               AFFIRMATIVE        WITHHOLD
FAM Value Fund                                  8,287,650          109,571
FAM Equity-Income Fund                          1,687,044           16,303
DAVID A. HUGHEY                                AFFIRMATIVE        WITHHOLD
FAM Value Fund                                  8,283,717          113,504
FAM Equity-Income Fund                          1,686,673           16,674
JOSEPH A. BUCCI                                AFFIRMATIVE        WITHHOLD
FAM Value Fund                                  8,272,312          124,909
FAM Equity-Income Fund                          1,688,433           14,914
JAMES H. MULLER                                AFFIRMATIVE        WITHHOLD
FAM Value Fund                                  8,272,738          124,483
FAM Equity-Income Fund                          1,686,249           17,098
-------------

(2A) To amend the fundamental investment restriction regarding investments in commodities, commodity contracts, restricted securities, mortgages, or in oil, gas, mineral or other development programs

                                    FAM FUNDS

                                   (Unaudited)

                          AFFIRMATIVE    AGAINST      ABSTAIN  BROKER NON-VOTE
FAM Value Fund             5,452,935    1,244,705     204,502    1,495,079
FAM Equity-Income Fund       864,438       79,548      34,496      724,866
--------------
(2B) To amend the fundamental investment restriction regarding borrowing money
                          AFFIRMATIVE    AGAINST      ABSTAIN  BROKER NON-VOTE
FAM Value Fund             5,540,371    1,149,554     212,217    1,495,079
FAM Equity-Income Fund       842,485       98,468      37,530      724,865
--------------
(2C) To eliminate the fundamental investment restriction regarding investment company securities
                          AFFIRMATIVE    AGAINST       ABSTAIN  BROKER NON-VOTE
FAM Value Fund             5,630,999    1,017,563      53,581    1,495,078
FAM Equity-Income Fund       867,263       70,583      40,636      724,866
--------------
(2D) To eliminate the fundamental investment restriction regarding investment in companies that have been in business for less than 3 years
                          AFFIRMATIVE     AGAINST     ABSTAIN  BROKER NON-VOTE
FAM Value Fund             5,748,999      949,181     203,962    1,495,079
FAM Equity-Income Fund       851,867       82,971      43,644      724,866
--------------
(2E) To eliminate the fundamental investment restriction regarding investment securities that have no quoted market
                          AFFIRMATIVE    AGAINST      ABSTAIN  BROKER NON-VOTE
FAM Value Fund             5,337,105    1,362,927     202,110    1,495,079
FAM Equity-Income Fund       832,728      109,179      36,576      724,865
--------------
(2F) To eliminate the fundamental investment restriction regarding investments for control
                          AFFIRMATIVE     AGAINST     ABSTAIN  BROKER NON-VOTE
FAM Value Fund             5,871,917      772,148     258,078    1,495,078
FAM Equity-Income Fund       862,838       80,627      35,017      724,866
--------------
(2G) To eliminate the fundamental investment restriction regarding selling securities short
                          AFFIRMATIVE     AGAINST     ABSTAIN  BROKER NON-VOTE
FAM Value Fund             5,611,856    1,065,387     224,900    1,495,078
FAM Equity-Income Fund       865,702       74,779      38,002      724,865

--------------
(2H) To amend the fundamental investment restriction regarding lending and issuing senior securities

                          AFFIRMATIVE     AGAINST     ABSTAIN  BROKER NON-VOTE
FAM Value Fund             5,616,939    1,009,247     275,957    1,495,078
FAM Equity-Income Fund       860,111       81,436      36,935      724,866
--------------
(3) To ratify the selection of PricewaterhouseCoopers LLP as independent public accountants for the Trust for the fiscal year ending December 31, 2002
                          AFFIRMATIVE     AGAINST     ABSTAIN
FAM Value Fund             8,221,503       75,236     100,482
FAM Equity-Income Fund     1,653,298       20,917      29,133

                                    FAM FUNDS

                               DEFINITION OF TERMS

     BETA. Beta is a measure of a fund's sensitivity to market movements. It measures the relationship between a fund's excess return over T-bills and the excess return of the benchmark index.

     EARNINGS GROWTH RATE. The earnings growth rate is the annual average rate of growth in earnings over the past five years for the stocks currently in a portfolio.

     EXPENSE RATIO. The expense ratio is the percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

     MEDIAN MARKET CAP. The median market cap is the midpoint of market capitalization (market price times shares outstanding) of stocks in a portfolio.

     NUMBER OF STOCKS. This is an indication of diversification. The more stocks a portfolio holds, the more diversified, and the more likely it is to perform in line with the overall stock market.

     PRICE/BOOK RATIO. The share price of a stock, divided by its net worth, or book value, per share. For a portfolio the weighted average price/book ratio of the stocks it holds.

     PRICE/EARNINGS RATIO (P/E). We would like to take this opportunity to review one fundamental concept, P/E, which, if not properly understood, can lead to some confusion. This measure is included to give investors an idea of how much is being paid for a company's earning power, and thereby, to assist in evaluating a portfolio's risk. Typically, the higher the P/E, the more investors are paying and the more growth they are expecting. Lower P/E stocks tend to be in lower-growth industries, in stock groups that have fallen out of favor, or in mature companies that have long records of earnings stability.

     If you look at Morningstar, Lipper or Value Line mutual fund data, you will most likely encounter P/E ratios that differ perhaps from each other, as well as from the one that we have included in this report. The major reasons for discrepancies are two-fold. One reason is that reporting services use unadjusted data that is obtained from filed annual reports, 10Ks,10Qs and quarterly reports; as such, this data is historically based, and does not include current year estimates. Some of this information may also come from Standard and Poors and Comstock. While these databases are good sources for raw statistics, we have observed that they do not carry all the data that is necessary to record every relevant element that factors into operating earnings.

     Additionally, we make adjustments to operating earnings to eliminate one time events (if they are truly one time!). For example, we would eliminate the gain or loss on an investment that was sold if it is obvious that the likelihood of this recurring is remote. We also eliminate negative P/Es and P/Es of companies where valuation has little to do with the company's reported earnings and most to do with asset growth, i.e. Berkshire Hathaway. We believe that this methodology is more representative of the relevant fundamentals of the P/E for the FAM Value Fund and the FAM Equity-Income Fund and provides you with a better understanding of what you own.

                                    FAM FUNDS

                               DEFINITION OF TERMS

     RETURN ON EQUITY. The rate of return generated by a company during the past year for each dollar or shareholder's equity (net income for the year divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies represented in the portfolio.

     R-SQUARED. R-Squared reflects the percentage of a fund's movements that are explained by movements in its benchmark index.

     TURNOVER RATE. Indicates the trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to realize and distribute capital gains (which may be taxable to investors). The average turnover rates for stock mutual funds is about 80%.

     YIELD. This is the portfolio's income from interest and dividends. The yield, expressed as a percentage of a portfolio's net asset value, is based on income earned by the portfolio over the past 30 days and is annualized, or projected forward for the coming year.

INVESTMENT ADVISOR
-------------------------------
Fenimore Asset Management, Inc.

CUSTODIAN
-------------------------------
U.S. Bank, N.A.

INDEPENDENT AUDITORS
-------------------------------
PricewaterhouseCoopers, LLP

TRUSTEES
-------------------------------
Joseph A. Bucci
Joseph J. Bulmer, PhD
David A. Hugley
Fred "Chico" Lager
James H. Muller
C. Richard Pogue
Thomas O. Putnam

LEGAL COUNSEL
-------------------------------
Dechert, LLP

SHAREHOLDER SERVICING AGENT
-------------------------------
FAM Shareholder Services, Inc.
Cobleskill, NY

DISTRIBUTOR
-------------------------------
Fenimore Securities, Inc.
Cobleskill, NY

ff

FAM FUNDS
384 North Grand Street
P.O. Box 399
Cobleskill, NY 12043
(800) 932-3271
www.famfunds.com